SHARE CLASS & TICKER	Institutional (SRSCX) Advisor (SRSAX)

Spouting Rock Small Cap Growth Fund Summary Prospectus December 10, 2018

Before You Invest

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund including its statement of additional information (SAI) and most recent reports to shareholders, online at www.spoutingrockfunds.com. You can also get this information at no cost by calling 844-834-6478 or by sending an e-mail request to ta_fulfillment@ultimusfundsolutions.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated December 10, 2018.

Investment Objective

The Spouting Rock Small Cap Growth Fund (the “Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional Class	Advisor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.90%	0.90%
Distribution and Service (12b-1) Fees	NONE	0.25%
Other Expenses
Administrative Services Fees	NONE	0.15%
Remaining Other Expenses	6.54%	6.54%
Acquired Fund Fees and Expenses	0.26%	0.26%
Total Annual Fund Operating Expenses	7.70%	8.10%
Fee Waiver/Expense Reimbursement(2)	(6.44)%	(6.44)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)(3)	1.26%	1.66%

(1)	The management fee is 0.90% of Fund assets up to $100 million, 0.80% of Fund assets from $100 million to $500 million, and 0.70% of assets over $500 million.

(2)

The Fund’s adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.00% of the Fund’s average daily net assets through February 1, 2020. Each waiver/expense payment is subject to recoupment by the adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation that was in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. This expense cap may not be terminated prior to this date except by the Board of Trustees.

(3)

The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights do not include acquired fund fees and expenses and because the fee waiver/expense reimbursement in this fee table is based on the expense cap in effect on March 1, 2018, which was not in effect for the Fund’s full fiscal year ended September 30, 2018. Without acquired fund fees and expenses, the Total Annual Fund Operating Expenses would be 1.00% for Institutional Class and 1.40% for Advisor Class. In addition, with the Fund’s change in principal investment strategies effective with this prospectus, it is anticipated that the acquired fund fees and expenses will be substantially less than those shown in the table above.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$128	$1,684	$3,156	$6,503
Advisor Class	$169	$1,792	$3,316	$6,731

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate for its most recent fiscal period was 209%.

Spouting Rock Small Cap Growth Fund

Summary Prospectus December 10, 2018

Principal Investment Strategies

Spouting Rock Asset Management, LLC, the Fund’s adviser (the “Adviser”), seeks to achieve its investment objective by investing primarily in small cap common stocks traded in U.S. equity markets. The performance results and investment characteristics of the portfolio will be measured and evaluated on an ongoing basis relative to the Russell 2000® Growth Index, which is a broad-based U.S. small capitalization equity benchmark.

The Adviser uses a bottom-up approach to stock selection, seeking to invest for the long term in businesses that the Adviser believes have sustainable competitive advantages and that have earnings power not fully reflected in current expectations and valuation. The Adviser seeks to know and invest with management teams that are good stewards of capital and that exhibit strong governance and stakeholder sensitivity. The Adviser focuses on investing in smaller companies that address large and growing markets with differentiated products or services. The Adviser typically avoids companies operating in commodity markets or those that lack profitability or the ability to self-finance their growth.

The Adviser considers environmental, social and governance (“ESG”) issues in its investment and portfolio construction process. The Adviser seeks to invest in companies with positive performance across ESG aspects. The factors the Adviser may consider include environmental impacts (responsibility), societal standards (rights and relations), and corporate governance (transparency and accountability), among others, as evidence of meeting sustainable ESG goals. The Adviser may also look to external sources to evaluate the ESG performance of a company. For example, the Adviser may consider the holdings in the MSCI USA Small Cap ESG Leaders Index, or other ESG indices or ratings, to gauge how a company has been evaluated by third parties. The Adviser makes value judgments and may not have full or sufficient data to fully evaluate ESG policies, practices or outcomes, and holdings may have poor performance in some ESG areas. The Adviser seeks to avoid investing in companies that generate a significant portion of their revenues from: alcohol, tobacco, weapons, pornography, gambling, coal and coal fired utilities, as well as corrections facilities.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. small cap companies. This policy may be changed only upon at least 60 days’ advance notice to shareholders. The Fund considers a small cap company as one whose market capitalization at the time of investment is within the current range of market capitalizations of companies included in the Russell 2000® Index. As of May 31, 2018, the range of market capitalizations of companies included in the Russell 2000® Index was from $14 million to $13 billion. The Russell 2000® Index is a widely used benchmark for tracking small cap performance. The market capitalizations of companies in the Fund’s portfolio and the Russell 2000® Index change over time. The Fund will not automatically sell stock of a company it already owns solely because the company’s market capitalization reaches a level where it would no longer qualify as a small cap company if purchased that day. The Fund may on occasion purchase companies with market capitalizations that are too large for them to qualify as small cap companies.

The Fund typically seeks to hold between 50 and 70 positions (though the number may vary depending on market conditions). Equity securities in which the Fund may invest include common stocks, securities convertible into common stocks (such as convertible bonds, convertible preferred stocks and warrants), equity real estate investment trusts (“REITs”), and master limited partnerships (“MLPs”). The Fund may from time to time overweight its investments in certain market sectors. The Fund may also invest a substantial portion of its assets in cash and cash equivalents, including money market funds and other short term fixed income investments, in seeking to protect principal, or when, in the Adviser’s opinion, there are not sufficient opportunities at valuations appropriate for investment. As an alternative to holding cash or cash equivalents, the Adviser may invest the Fund’s assets in shares of other investment companies, including open-end and closed-end funds and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”) in order for the Fund to be more fully invested.

The Fund may invest in foreign securities either directly or indirectly through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs (collectively, “Depositary Receipts”) are receipts, issued by depository banks in the United States or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Depositary Receipts may be sponsored or unsponsored.

Principal Risks

All investments involve risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

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Market Risk: The prices of securities held by the Fund (or by Underlying Funds) may decline sharply in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund (or by Underlying Funds); conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

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Management Risk: The Fund is actively-managed and is thus subject to management risk. The Adviser will apply its investment techniques and risk analysis in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. This is the first mutual fund advised by the Adviser.

Spouting Rock Small Cap Growth Fund

Summary Prospectus December 10, 2018

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Underlying Funds Risk: When the Fund invests in an Underlying Fund, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the Underlying Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the Underlying Funds and the level of risk arising from the investment practices of the Underlying Funds (such as the use of leverage, derivatives or other strategies that may be considered speculative). ETFs and closed-end funds are subject to additional risks, such as the fact that their shares may trade at a market price above or below their net asset value or that an active market may not develop.

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Small Cap Equity Risk: Investing in small- cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap companies may have more limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

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General Equity Securities Risk: Common stocks and other equity securities held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

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Fixed Income Risk: The issuer of a fixed income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligations. If this occurs, or is perceived as likely to occur, the value of the security will likely fall. The market values of fixed income securities tend to fall when interest rates increase. Interest rate risk is generally greater for securities with longer durations.

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Foreign Securities Risk: Investing in foreign issuers, either directly or through underlying ETFs, may involve risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

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Depositary Receipt Risk: In addition to the risks of investing in foreign securities, there is no guarantee that a Depositary Receipt issuer will continue to offer a particular Depositary Receipt. As a result, the Fund may have difficulty selling the Depositary Receipts, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. Depositary Receipts may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain Depositary Receipts are not listed on an exchange and therefore may be illiquid.

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ADR Currency Risk. Although an ADR is priced in the US dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the US Dollar declines, the ADR price would decline by a similar measure.

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Currency Risk: Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Fund’s Adviser does not hedge against currency movements in the various markets in which foreign issuers are located, so the values of the Fund’s foreign securities are subject to the risk of adverse changes in currency exchange rates.

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Sector Concentration Risk: The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

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Portfolio Turnover Risk: The Adviser’s active management of the Fund’s portfolio may cause the Fund to have a higher portfolio turnover rate than other similar funds, which may increase brokerage and other expenses or cause a higher current realization of capital gains and a potentially larger current tax liability.

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Real Estate Investment Risk: The Fund’s investment in companies that invest in real estate (either directly or through underlying ETFs), such as real estate investment trusts (“REITs”) or real estate holdings companies, will expose Fund investors to the risks of owning real estate directly, as well as to risks that relate to the way in which real estate companies are organized and operated. These risks include economic downturns that have a negative effect on real estate markets, possible lack of available financing, and changes in interest rates or property values.

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ESG Guidelines Risk: Because the Adviser’s ESG criteria exclude securities of certain issuers for non-financial reasons, the Fund may forgo some market opportunities available to funds that do not follow the ESG mandate inherent in the strategy. Companies meeting the Fund’s ESG guidelines may be out of favor in particular market cycles and perform less well than the market as a whole. Companies meeting the Fund’s ESG guidelines may be thinly capitalized, dependent on government subsidies, or engaged in the development of new technologies, such that they may face a greater risk of business failure.

Spouting Rock Small Cap Growth Fund

Summary Prospectus December 10, 2018

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Cybersecurity Risks: Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year as represented by the performance of Institutional Class shares. The table below shows how the Fund’s average annual total returns compare over time to those of two broad-based securities market indices. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future. Prior to December 10, 2018 the Fund was known as the Spouting Rock/Convex Global Dynamic Risk Fund and invested in a multialternative strategy. Performance information below for time periods beginning before December 10, 2018 would have differed if the Fund had instead pursued its current small cap strategy.

Institutional Class Annual Total Return (year ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter:	4th Quarter, 2017 3.69%
Worst Quarter:	3rd Quarter, 2015 (6.35)%

Average Annual Total Returns (for periods ended 12/31/17)

	One Year	Since Inception (11/24/2014)
Spouting Rock Small Cap Growth Fund – Institutional Class
Before Taxes	13.29%	4.95%
After Taxes on Distributions	11.74%	4.40%
After Taxes on Distributions and Sale of Fund Shares	8.02%	3.67%
Spouting Rock Small Cap Growth Fund – Advisor Class	12.97%	4.69%
Russell 2000® Growth Index[1]	22.17%	10.62%
Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index[2] (reflects no deduction for fees, expenses, or taxes)	0.86%	0.40%

[1]

The Russell 2000® Growth Index measures the performance of the Russell 2000 companies with higher price to book and higher forecasted growth rates. Effective December 10, 2018 the Fund changed its primary benchmark to the Russell 2000 Growth Index to reflect the change in the Fund’s investment strategies. Prior to this date, the Fund’s primary benchmark was the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund’s performance prior to December 10, 2018 reflects the Fund’s multialternative strategies and, as a result, may vary substantially from those of the small cap index. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. An individual cannot invest directly in an index.

[2]

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. An individual cannot invest directly in an index.

Spouting Rock Small Cap Growth Fund

Summary Prospectus December 10, 2018

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Institutional Class only and will vary for the Advisor Class. The returns of the index presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the index would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (844) 834-6478 or data current to the most recent quarter end may be accessed on the Fund’s website at www.spoutingrockfunds.com.

Portfolio Management

Investment Adviser – Spouting Rock Asset Management, LLC

Portfolio Manager –

James E. Gowen, CFA, Chief Investment Officer – Small Cap Equities, Portfolio Manager of the Fund since November 2018.

Mr. Gowen is supported by other members of the Adviser’s investment team of portfolio managers and analysts who review portfolio holdings and potential purchase and sale decisions. However, Mr. Gowen is the leader of the investment team and makes final decisions regarding the purchase and sales of securities for the Fund and is responsible for the day to day management of the Fund.

Purchase and Sale of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders
$100,000 for Institutional Class shares	By Mail:	Spouting Rock Small Cap Growth Fund
$2,500 for Advisor Class shares		c/o Ultimus Asset Services, LLC
P.O. Box 46707
Minimum Subsequent Investments		Cincinnati, Ohio 45246-0707
$1,000 for Institutional Class shares
$100 for Advisor Class shares	By Phone:	(844) 834-6478

You may also sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Spouting Rock Small Cap Growth Fund